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SCHEDULE 14A INFORMATION

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ClearSign Technologies Corporation

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CLEARSIGN TECHNOLOGIES CORP
8023 E. 63RD PL. SUITE 101
TULSA, OK 74133

Your **Vote** Counts!

CLEARSIGN TECHNOLOGIES CORP

2025 Annual Meeting

Vote by July 24, 2025

11:59 PM ET

You invested in CLEARSIGN TECHNOLOGIES CORP and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on July 25, 2025.**

Get informed before you vote

View the Notice & Proxy Statement, Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 11, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

July 25, 2025
1:00 PM CDT

Virtually at:
www.virtualshareholdermeeting.com/CLIR2025

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors. **Nominees:** 01) Judith S. Schrecker 02) Catharine M. De Lacy 03) G. Todd Silva 04) Colin James Deller 05) Anthony DiGiandomenico 06) Louis J. Basenese	For
2.	Approve, on an advisory basis, the appointment of BPM CPA LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025.	For
3.	Approve, on an advisory basis, the compensation paid to the Company's named executive officers.	For

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